UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report - December 30, 2009
(Date of earliest event reported)

MACE SECURITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22810	03-0311630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

240 Gibraltar Road, Suite 220, Horsham, Pennsylvania 19044
(Address of Principal Executive Offices)

Registrant's Telephone No., including area code:  (267) 317-4009

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

(a)       On December 30, 2009, Mace Security International, Inc. (the “Company”) completed its 2009 Annual Stockholders’ Meeting.  The meeting was originally noticed for December 15, 2009, and was adjourned to December 30, 2009.  The adjournment took place at the date and place of the originally noticed meeting.  At the December 30, 2009 meeting, 8,562,506 shares were present in person or by proxy, constituting 53% of the outstanding shares of common stock on the meeting’s October 23, 2009 record date.  The quorum requirement for convening the meeting was 8,026,038 shares present in person or by proxy, constituting 50% of the outstanding shares on the October 23, 2009 record date.  At the meeting, the Company elected directors for the year 2010 and ratified the appointment of Grant Thornton LLP as the Company’s registered public accounting firm for fiscal year 2009.  The voting totals were as set forth below.

1.	Name of Director Elected	Votes For	Votes Withheld	% Votes For
	Mark S. Alsentzer	4,058,646	4,503,860	25.28
	Richard A.Barone	8,502,811	59,695	52.97
	Gerald T.LaFlamme	8,501,586	60,920	52.96
	John C. Mallon	8,502,012	60,494	52.97
	Dennis R.Raefield	8,502,311	60,195	52.97

2.	Ratification of Grant Thornton LLP
	Votes For	Votes Against	Votes Abstained	% Votes For
	8,529,548	24,173	8,785	53.14

(b)        On December 23, 2009, the Company and Louis D. Paolino, Jr. (“Mr. Paolino”) settled the advancement portion of the action initiated by Mr. Paolino against the Company for indemnification of expenses (“Indemnity Action”) incurred by Mr. Paolino in defending against a $1,000,000 counterclaim (“Counterclaim”) filed by the Company.  The Counterclaim was filed by the Company in an arbitration proceeding that Mr. Paolino had initiated against the Company (“Arbitration Proceeding”).  The Indemnity Action and Arbitration Proceeding are described in more detail in the Company’s Quarterly Report on Form 10-Q for the Quarter ended September 30, 2009 and in prior quarterly and annual reports filed under the Securities Exchange Act of 1934, as amended.  In an Opinion issued December 8, 2009, the Court in the Indemnity Action, ordered the Company to advance the costs Mr. Paolino incurred in defending the Counterclaim.  The Company paid Mr. Paolino $250,000 to settle the Company’s advancement obligation.  Mr. Paolino’s initial demand was in the amount of $688,757.70.  As part of the settlement, Mr. Paolino has agreed to repay any amount of the advancement that exceeds the amount Mr. Paolino is awarded as indemnification for expenses in the Indemnity Action.  The Court in the Indemnification Action has stayed proceedings on the indemnification portion of the Indemnity Action until after the Arbitration Proceeding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	December 30, 2009		Mace Security International, Inc.

		By:	/s/ Gregory M. Krzemien
Gregory M. Krzemien
Chief Financial Officer and Treasurer